EXHIBIT 10.2


                    FORM OF INCENTIVE STOCK OPTION AGREEMENT

                                 pursuant to the

                            BAY NATIONAL CORPORATION
                                STOCK OPTION PLAN



         AGREEMENT, dated this _____ day of _______________, _______, between Bay National Corporation (the "Company") and _______________________________ (the "Optionee"), relating to the grant by the Company to the Optionee of an Option to purchase certain shares of stock in the Company, as of ___________________________ (the "Grant Date").

         WHEREAS, the Optionee is now in the employ of the Company and the Company desires to have the Optionee remain in such employ and to afford the Optionee the opportunity to acquire stock ownership in the Company so that the Optionee may have a direct proprietary interest in the Company's success; and

         WHEREAS, the Company and its Stockholders have approved the Bay National Corporation Stock Option Plan (the "Plan") pursuant to which the Company may, from time to time, enter into incentive stock option agreements with certain of its Eligible Executive Employees, as therein defined;

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby mutually covenant and agree as follows:

         1. Optionee's Agreement.

         The Option Agreement does not constitute a contract of employment between the Company or Bay National Bank and Optionee, and does not limit the right of the Company or Bay National Bank to discharge the Optionee at anytime.

         2. Grant of Option.

                  (a) Subject to the terms and conditions set forth herein, the Company hereby grants to the Optionee during the period commencing on the Grant Date and ending on the date specified in Paragraph 5 (the "Option Period") an Incentive Stock Option to purchase from the Company, at a price of $_____ per share, up to but not exceeding in the aggregate ________ shares of the Company's Common Stock, $.01 par value ("Stock"), such number being subject to adjustment as provided in the Plan.

         3. Exercise of Option.

                  The Options granted in paragraph 2 of this Agreement may be exercised as follows:

                  (a) The aggregate number of shares of Stock of the Company optioned by this Agreement shall be exercisable, in whole or in part, according to the following schedule, with respect to each installment in the schedule on and after the Vesting Date applicable to such installment:

                  ------------------------------------------------------------
                          INSTALLMENT            VESTING DATE APPLICABLE TO
                                                         INSTALLMENT
                  ------------------------------------------------------------

                         1/7 of Shares                     [date]
                  ------------------------------------------------------------

                         1/7 of Shares                     [date]
                  ------------------------------------------------------------

                         1/7 of Shares                     [date]
                  ------------------------------------------------------------

                         1/7 of Shares                     [date]
                  ------------------------------------------------------------

                         1/7 of Shares                     [date]
                  ------------------------------------------------------------

                         1/7 of Shares                     [date]
                  ------------------------------------------------------------

                         1/7 of Shares                     [date]
                  ------------------------------------------------------------


         Notwithstanding the foregoing, the Option shall become exercisable with respect to all of the Shares (to the extent it is not then otherwise exercisable):

                  (i)      Upon the Optionee's death; or

                  (ii) upon the Optionee's Retirement Date or Date of Disability, as defined in the Plan.

         Such exercise may be accelerated at the discretion of the Committee or as provided in Section 8.1(e) of the Plan. To the extent an Option is exercisable under this Paragraph 3(a), it shall be considered to be a "Vested Option" for purposes of this Agreement.

                  (b) No less than fifty (50) shares may be purchased upon any one exercise of the option granted hereby unless the number of shares purchased at such time is the total number of shares in respect of which the Option hereby granted is then exercisable.

                  (c) In no event shall any Option granted hereby be exercisable for a fractional share.


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

                  (d) From time to time, in its discretion, the Committee may offer the Optionee the right to cancel any Option granted hereunder in exchange for such consideration as the Committee shall determine.

        4. Method of Exercising Option and Payment of Option Price.

                  (a) The Option hereby granted shall be exercised by the Optionee by delivering to the Secretary of the Company, from time to time, on any business day (the "Exercise Date"), written notice specifying the number and kind of shares the Optionee then desires to purchase (the "Notice"), and cash, certified check, bank draft or postal express money order to the order of the Company for an amount in United States Dollars equal to the option price for the number of shares specified in the Notice (the "Total Option Price"), such payment to be delivered with the Notice. The Total Option Price shall be delivered to the Secretary of the Company not later than the end of the first business day after the Exercise Date. The Optionee may propose payment of the Option Price pursuant to any of the following methods, acceptance of which shall be made only with the approval of the Committee, in its sole and absolute discretion: (i) by the surrender of all or part of the Participant's options to purchase the Company's Stock (including this Option); (ii) by the tender to the Company of shares in the Company owned by the Participant and registered in his or her name having a Fair Market Value equal to the amount due to the Company;
(iii) in other property, rights and credits, deemed acceptable by the Committee, including the Participant's promissory note; or (iv) by any combination of the payment methods described in this paragraph 4(a).

                  (b) Within five (5) business days after the Exercise Date, the Company shall, subject to the receipt of withholding tax, if any, issue to the Optionee the number of shares with respect to which such Option shall be so exercised, and shall deliver to the Optionee a certificate (or certificates) therefore.

         5. Termination.

                  The Option granted hereby shall terminate and be of no force or effect upon the expiration of ______ years* from date of this Agreement unless terminated prior to such time as provided below.

                  If the Optionee ceases employment with the Company, the Optionee's Option shall terminate or be exercisable as follows:

                  (a) Termination. In the event of the Optionee's Termination (as that term is defined in the Plan) as an employee of the Company, the Optionee's Option, to the extent that it is not a Vested Option (as determined under Paragraph 3(a) shall be forfeited immediately, and to the extent it is a Vested Option shall remain exercisable for sixty (60) days after the date of Termination, or within such shorter period as may be specified by law or the term of the Option set forth in this Paragraph 5. If the Optionee fails to exercise a Vested Option exercisable after Termination as to all shares of Stock within sixty (60) days after the date of Termination (or within such shorter


---------------
         * Cannot exceed five (5) years in the case of an individual owning more than ten (10%) of the total combined voting power of all classes of stock of the Company determined as of the date first above written; in all other cases, cannot exceed eight (8) years.



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

period as may be specified by law or the term of the Option set forth in this Paragraph 5), such Option, to the extent then unexercised, shall expire.

                  (b) Retirement. In the event of Retirement (as that term is defined in the Plan) as an employee of the Company, the Optionee may exercise the Option granted hereby within ninety (90) days of the Optionee's Retirement Date (as that term is defined in the Plan), or within such shorter period as may be specified by law or the term of the Option set forth in this Paragraph 5. If an Optionee fails to exercise an Option as to all shares of Stock within ninety
(90) days after the Participant's Retirement Date (or within such shorter period as may be specified by law or the term of the Option set forth in this Paragraph
5), such Option, to the extent then unexercised, shall expire.

                  (c) Disability. Upon the Optionee's separation from employment due to Disability (as that term is defined in the Plan) the Optionee may exercise the Option granted hereby within ninety (90) days of the Optionee's Disability Date (as that term is defined in the Plan), or within such shorter period as may be specified by law or the term of the Option set forth in this Paragraph 5. If an Optionee fails to exercise an Option as to all shares of Stock within ninety (90) days after the Participant's Disability Date (or within such shorter period as may be specified by law or the term of the Option set forth in this Paragraph 5), such Option, to the extent then unexercised, shall expire. This subsection (c) shall apply only to Optionees who are Eligible Individuals (as defined in the Plan) as of their Disability Date.

                  (d) Death. If the Optionee dies while in the employment of the Company or within the period of time after Retirement separation due to Disability during which the Optionee would have been entitled to exercise the Option granted hereby, the Optionee's estate, personal representative or beneficiary (as applicable) shall have the right to exercise the Option granted hereby within one hundred and eighty (180) days from the date of the Optionee's death (or within such shorter time as may be provided by law or the term of the Option as set forth in this Paragraph 5). If a deceased Optionee's estate, personal representative or beneficiary (as applicable) fails to exercise a Vested Option as to all shares of Stock within one hundred and eighty (180) days after the Participant's death (or within such shorter period as may be specified by law or the term of the Option set forth in this Paragraph 5), such Option, to the extent then unexercised, shall expire.

                  Any determination made by the Committee with respect to any matter referred to in this paragraph 5 shall be final and conclusive on all persons affected thereby. Employment by the Company shall be deemed to include employment of the Optionee by, and to continue during any period in which the Optionee is in the employ of, any subsidiary.

         6. Optionee.

                  Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative or beneficiary to whom this Option may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person.



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

         7. Assignability.

                  Except by the laws of descent and distribution, no benefit provided hereunder shall be subject to alienation, assignment or transfer by an Optionee (or by any person entitled to such benefit pursuant to the terms of the Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment or transfer shall be void and of no effect whatsoever and upon any such attempt, the benefit shall terminate and be of no force or effect. During an Optionee's lifetime, Options granted to the Optionee shall be exercisable only by the Optionee, or the Optionee's authorized legal representative. Shares of Stock shall be delivered only into the hands of the Optionee entitled to receive the same or into the hands of the Optionee's authorized legal representative. Deposit of any sum in any financial institution to the credit of any Optionee (or of a person entitled to such sum pursuant to the terms of the Plan) shall constitute payment into the hands of that Optionee (or such person). Any transferee authorized under this Section or legal representative shall be bound by the terms and conditions of the Plan and the terms and conditions of this Option.

         8. Rights as a Stockholder.

                  The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to the shares represented by this Option until this Option shall have been exercised, payment and issue has been made as herein provided, and the Optionee's name has been entered as a stockholder of record on the books of the Company.

         9. The Company's Rights.

                  The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         10. Recapitalization; Merger and Consolidation.

                  (a) In the event of any change in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease of such shares, then appropriate adjustments shall be made by the Committee with respect to outstanding Options and the aggregate number of shares of Stock which may be awarded pursuant to the Plan. Additions to Options issued as a result of any such change shall bear the same restrictions and carry the same terms as the Options to which they relate.

                  (b) In the event of a change in the Stock which is limited to a change in the designation thereof to "capital stock" or other similar designation, or in par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Stock within the meaning of this Plan.


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

         11. Preemption by Applicable Laws or Regulations.

                  Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issuance of shares to the Optionee, any law, regulation or requirements of any governmental authority having appropriate jurisdiction shall require either the Company or the Optionee to take any action prior to or in connection with the shares of Stock then to be issued, sold or repurchased, the issue, sale or repurchase of such shares of Stock shall be deferred until such action shall have been taken.

         12. Resolution of Disputes.

                  Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, shall be final, binding and conclusive on all persons affected thereby.

         13. Amendments.

                   The Board may at any time and from time to time otherwise alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment or termination of the Plan shall affect any Options granted under the Plan prior to the date of the amendment or termination. The Committee shall have the right to amend this Agreement at any time, consistent with the provisions of the Plan, with the consent of the Optionee.

         14. Notice.

                  Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Company at its principle executive offices, or at such other address as the Company, by notice to the Optionee, may designate in writing from time to time; to the Optionee, at his or her address as shown on the records of the Company, or at such other address as the Optionee, by notice to the Secretary of the Company, may designate in writing from time to time.

         15. Tax Withholding.

                  The Company shall have the right to deduct from any payment hereunder any federal, state, local or employment taxes which it deems are required by law to be withheld. At the request of the Optionee, or as required by law, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over to the governmental entity entitled to receive the same.


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

         16. Fractional Shares.

                  Any fractional shares concerning this Option shall be eliminated at the time of exercise by rounding down for fractions of less than one-half (1/2) and rounding up for fractions of equal to or more than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

         17. Governing Law.

                  All matters relating to this Agreement shall be governed by the laws of the State of Maryland, without regard to the principles of the conflict of laws, except to the extent preempted by the laws of the United States. The Agreement shall be subject to any provision necessary to assure compliance with federal and state securities laws.

         18. Construction.

                  This Agreement has been entered into in accordance with the terms of the Plan, and wherever a conflict may arise between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

         19. Qualified Nature of Agreement.

                  This Agreement is intended to be an agreement concerning a stock option arrangement which is qualified under section 422 of the Code (as defined in the Plan), and this Agreement shall be so construed.

         20. General.

                  The Company shall at all times during the term of the Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements herein, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company shall be applicable thereto.

         21. Regulatory Compliance.

                  No Stock shall be issued hereunder until the Company has received all necessary regulatory approvals and has taken all necessary steps to assure compliance with federal and state securities laws or has determined to its satisfaction and the satisfaction of its counsel that an exemption from the requirements of the federal and applicable state securities laws are available.

         22. Incorporation of Plan.

                  This Agreement is entered into under the applicable provisions of the Plan which is attached hereto and made a part hereof.


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

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and its seal to be affixed hereto, and the Optionee has hereunto set the Optionee's hand and seal, all on the day and year first above written.

                            BAY NATIONAL CORPORATION:

                            By:_______________________________________(SEAL)

                            Print Name:________________________________________

                            Date:______________________________________________


                            THE OPTIONEE:

                            ____________________________________________(SEAL)

                            Print Name:______________________________________

                            Date:_____________________________________________